                                                                                                     BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                                                                                       383 MADISON AVENUE
                                                                                                                 NEW YORK, NEW YORK 10179
                                                                                                                             212-272-4009

DATE:                               March 12, 2007

TO:                                 U.S.  Bank National  Association,  not in its  individual  capacity,  but solely as the  Supplemental
                                    Interest  Trust  Trustee on behalf of the  Supplemental  Interest  Trust with  respect to RASC Series
                                    2007-EMX1 Trust, Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2007-EMX1
ATTENTION:                          RASC Series 2007-EMX1 Trust        CC: Andrea Villanueva
TELEPHONE:                          651-495-3880                       FAX: 952-979-0867
FACSIMILE:                          615-495-8090

FROM:                               Derivatives Documentation
TELEPHONE:                          212-272-2711
FACSIMILE:                          212-272-9857

SUBJECT:                            Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:                   FXNSC9285

The purpose of this long-form  confirmation  ("Confirmation")  is to confirm the terms and conditions of the current  Transaction entered into on the Trade Date  specified  below (the  "Transaction")  between Bear Stearns  Financial  Products  Inc.  ("Party A") and U.S. Bank
National Association,  not in its individual capacity,  but solely as the supplemental interest trust trustee (the "Supplemental Interest
Trust  Trustee")  on behalf of the  supplemental  interest  trust with  respect to RASC Series  2007-EMX1  Trust,  Home  Equity  Mortgage
Asset-Backed  Pass-Through  Certificates,  Series 2007-EMX1 (the "Supplemental  Interest Trust") ("Party B"). Reference is hereby made to the Pooling and Servicing  Agreement,  dated as of March 1, 2007, among U.S. Bank National  Association,  not in its individual capacity, but  solely as  Supplemental  Interest  Trust  Trustee  under the  Pooling  and  Servicing  Agreement  dated as of March 1,  2007,  among
Residential Asset Securities  Corporation,  as depositor  ("Depositor"),  Residential  Funding Company,  LLC, as master servicer ("Master
Servicer") and U.S. Bank, as Trustee ("Pooling and Servicing  Agreement").  This Confirmation  evidences a complete and binding agreement between you and us to enter into the  Transaction  on the terms set forth  below and  replaces  any  previous  agreement  between us with respect to the subject matter hereof.  This  Confirmation  constitutes a "Confirmation"  and also constitutes a "Schedule" as referred to in the ISDA Master Agreement, and Paragraph 13 of a Credit Support Annex to the Schedule.

1.       This  Confirmation  shall  supplement,  form a part of, and be subject to an agreement  in the form of the ISDA Master  Agreement
         (Multicurrency  - Cross Border) as published and  copyrighted in 1992 by the  International  Swaps and  Derivatives  Association,
         Inc. (the "ISDA Master  Agreement"),  as if Party A and Party B had executed an agreement in such form on the date hereof, with a
         Schedule  as set forth in Item 3 of this  Confirmation,  and an ISDA  Credit  Support  Annex  (Bilateral  Form - ISDA  Agreements
         Subject  to New York  Law Only  version)  as  published  and  copyrighted  in 1994 by the  International  Swaps  and  Derivatives
         Association,  Inc., with Paragraph 13 thereof as set forth in Annex A hereto (the "Credit Support  Annex").  For the avoidance of doubt, the Transaction  described herein shall be the sole Transaction  governed by such ISDA Master  Agreement.  In the event of any inconsistency among any of the following  documents,  the relevant document first listed shall govern: (i) this Confirmation, exclusive  of the  provisions  set forth in Item 3 hereof  and Annex A hereto;  (ii) the  provisions  set forth in Item 3 hereof, which are incorporated by reference into the Schedule;  (iii) the Credit Support Annex;  (iv) the  Definitions;  and (v) the ISDA
         Master Agreement.

         Each reference  herein to a "Section"  (unless  specifically  referencing the Pooling and Servicing  Agreement) or to a "Section"
         "of this  Agreement"  will be  construed  as a reference to a Section of the ISDA Master  Agreement;  each herein  reference to a
         "Part" will be construed as a reference to the provisions herein deemed  incorporated in a Schedule to the ISDA Master Agreement;
         each reference herein to a "Paragraph" will be construed as a reference to a Paragraph of the Credit Support Annex.

2.     The terms of the particular Transaction to which this Confirmation relates are as follows:

       Notional Amount:                     With respect to any Calculation  Period,  the amount set forth for such period on Schedule I attached hereto.

       Trade Date:                          March 6, 2007

       Effective Date:                      April 25, 2007

       Termination Date:                    November 25, 2011, subject to adjustment in accordance with the Business Day Convention.

       Fixed Amount:

              Fixed Rate Payer:             Party B

              Fixed Rate Payer
              Payment Date:                 The 25th  calendar  day of each month during the Term of this  Transaction,  commencing  May 25,
                                            2007,  and ending on the Termination  Date,  subject to adjustment in accordance with the Business
                                            Day Convention.

              Fixed Rate:                   5.06500%

              Fixed Rate Day
              Count Fraction:               30/360

       Floating Amounts:

              Floating Rate Payer:          Party A

              Floating Rate Payer
              Payment Dates:                The 25th  calendar day of each month during the Term of this  Transaction,  commencing  May
                                            25, 2007,  and ending on the  Termination  Date,  subject to adjustment in accordance  with the Business Day Convention.

              Floating Rate for initial
              Calculation Period:           To be determined.

              Floating Rate Option:         USD-LIBOR-BBA

              Designated Maturity:          One month

              Spread:                       None

              Floating Rate Day
              Count Fraction:               Actual/360

              Reset Dates:                  The first day of each Calculation Period.

              Compounding: Inapplicable

       Business Days:                       New York

       Business Day Convention:             Following
       Additional Amount:                   In  connection  with  entering  into this  Transaction  USD 630,000 is payable by Party A to
                                            Party B on March 12, 2007.

       Calculation Agent:           Party A

3.       Provisions Deemed Incorporated in a Schedule to the ISDA Master Agreement:

Part 1.  Termination Provisions.

For the purposes of this Agreement:-

(a)      "Specified Entity" will not apply to Party A or Party B for any purpose.

(b)      "Specified Transaction" will have the meaning specified in Section 14.

(c)      Events of Default.

         The statement  below that an Event of Default will apply to a specific  party means that upon the occurrence of such an Event of
         Default  with respect to such party,  the other party shall have the rights of a  Non-defaulting  Party under  Section 6 of this
         Agreement;  conversely,  the statement below that such event will not apply to a specific party means that the other party shall not have such rights.

         (i)      The  "Failure  to Pay or  Deliver"  provisions  of  Section  5(a)(i)  will  apply to Party A and will apply to Party B;
                  provided,  however, that notwithstanding  anything to the contrary in Section 5(a)(i) or in Paragraph 7, any failure by
                  Party A to comply with or perform any  obligation to be complied with or performed by Party A under the Credit  Support
                  Annex shall not constitute an Event of Default under Section 5(a)(i) unless (A) a Required Ratings  Downgrade Event has occurred and been  continuing  for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

         (ii)     The "Breach of Agreement" provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B.

         (iii)    The  "Credit  Support  Default"  provisions  of Section  5(a)(iii)  will apply to Party A and will not apply to Party B except that  Section  5(a)(iii)(1)  will apply to Party B solely in respect of Party B's  obligations  under  Paragraph
                  3(b); provided, however, that notwithstanding anything to the contrary in Section 5(a)(iii)(1),  any failure by Party A to comply with or perform any  obligation  to be complied  with or performed by Party A under the Credit  Support Annex shall not constitute an Event of Default under Section  5(a)(iii)  unless (A) a Required  Ratings  Downgrade  Event has occurred and been  continuing  for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

         (iv)     The "Misrepresentation" provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

         (v)      The "Default under  Specified  Transaction"  provisions of Section  5(a)(v) will apply to Party A and will not apply to
                  Party B.

         (vi)     The "Cross  Default"  provisions of Section  5(a)(vi) will apply to Party A and will not apply to Party B. For purposes of Section 5(a)(vi), solely with respect to Party A:

                  "Specified Indebtedness" will have the meaning specified in Section 14.

                  "Threshold Amount" means USD 100,000,000.

         (vii)    The  "Bankruptcy"  provisions  of Section  5(a)(vii)  will  apply to Party A and will apply to Party B except  that the provisions of Section  5(a)(vii)(2),  (6) (to the extent that such provisions refer to any appointment  contemplated or effected by the Pooling and Servicing  Agreement or any appointment to which Party B has not become  subject),  (7) and
                  (9) will not apply to Party B; provided that, with respect to Party B only,  Section  5(a)(vii)(4) is hereby amended by adding after the words "against it" the words  "(excluding any proceeding or petition  instituted or presented by Party
                  A or its  Affiliates)",  and Section  5(a)(vii)(8)  is hereby  amended by  deleting  the words "to (7)  inclusive"  and inserting lieu thereof ", (3), (4) as amended, (5), (6) as amended, or (7)".

         (viii)   The "Merger Without Assumption" provisions of Section 5(a)(viii) will apply to Party A and will  apply to Party B.

(d)      Termination Events.

         The  statement  below  that a  Termination  Event  will  apply to a specific  party  means  that upon the  occurrence  of such a
         Termination  Event, if such specific party is the Affected Party with respect to a Tax Event, the Burdened Party with respect to a Tax Event Upon Merger  (except as noted below) or the  non-Affected  Party with respect to a Credit Event Upon Merger,  as the case may be, such specific  party shall have the right to designate an Early  Termination  Date in accordance  with Section 6 of this  Agreement;  conversely,  the statement  below that such an event will not apply to a specific  party means that such party shall not have such right;  provided,  however,  with  respect to  "Illegality"  the  statement  that such event will apply to a specific  party means that upon the occurrence of such a Termination  Event with respect to such party,  either party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement.

         (i)      The "Illegality" provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

         (ii)     The "Tax Event" provisions of Section 5(b)(ii) will apply to Party A and will apply to Party B.

         (iii)    The "Tax Event Upon Merger"  provisions of Section  5(b)(iii) will apply to Party A and will apply to Party B, provided that Party A shall not be  entitled  to  designate  an Early  Termination  Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

         (iv)     The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e)      The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)       Payments on Early Termination.  For the purpose of Section 6(e) of this Agreement:

         (i)      The Second Method will apply.

         (ii)     Market Quotation will apply,  provided,  however,  that, if Party A is the Defaulting Party or the sole Affected Party, the following provisions will apply:

                  (A)      Section  6(e) is  hereby  amended  by  inserting  on the first  line  thereof  the  words  "or is  effectively designated" after "If an Early Termination Date occurs";

                  (B)      The  definition  of Market  Quotation in Section 14 shall be deleted in its  entirety  and  replaced  with the following:

                           "Market  Quotation"  means,  with  respect  to one or more  Terminated  Transactions,  and a party  making the determination,  an amount determined on the basis of one or more Firm Offers from Reference Market-makers that are  Eligible  Replacements.  Each  Firm  Offer  will be (1)  for an  amount  that  would  be paid to  Party B
                           (expressed  as a  negative  number) or by Party B  (expressed  as a positive  number) in  consideration  of an agreement  between Party B and such Reference  Market-maker to enter into a Replacement  Transaction,  and (2)
                           made on the basis that Unpaid Amounts in respect of the Terminated  Transaction or group of  Transactions  are to be excluded  but,  without  limitation,  any payment or delivery  that would,  but for the  relevant  Early
                           Termination  Date, have been required  (assuming  satisfaction of each applicable  condition  precedent) after that Early  Termination  Date are to be  included.  The party  making the  determination  (or its agent)  will request each Reference  Market-maker  that is an Eligible  Replacement to provide its Firm Offer to the extent reasonably  practicable as of the same day and time (without  regard to different time zones) on or as soon as reasonably  practicable  after the designation or occurrence of the relevant Early  Termination  Date. The day and time as of which those Firm  Offers are to be provided  (the "bid time") will be selected in good faith by the party  obliged to make a  determination  under  Section  6(e),  and,  if each party is so  obliged,  after consultation  with the other.  If at least one Firm Offer from an Approved  Replacement  (which,  if accepted, would  determine the Market  Quotation)  is provided at the bid time,  the Market  Quotation  will be the Firm
                           Offer  (among  such Firm  Offers as  specified  in clause  (C)  below)  actually  accepted  by Party B, at the direction of the Master Servicer,  no later than the Business Day immediately  preceding the Early Termination
                           Date.  If no Firm  Offer  from an  Approved  Replacement  (which,  if  accepted,  would  determine  the Market
                           Quotation)  is  provided  at the bid time,  it will be deemed  that the  Market  Quotation  in respect of such
                           Terminated Transaction or group of Transactions cannot be determined.

                  (C)      If more than one Firm Offer from an Approved  Replacement  (which,  if accepted,  would  determine  the Market
                           Quotation)  is provided at the bid time,  Party B, at the direction of the Master  Servicer,  shall accept the
                           Firm Offer  (among such Firm  Offers)  which  would  require  either (x) the lowest  payment by Party B to the
                           Reference  Market-maker,  to the  extent  Party  B  would  be  required  to make a  payment  to the  Reference
                           Market-maker  or (y) the  highest  payment  from the  Reference  Market-maker  to Party B, to the  extent  the
                           Reference  Market-maker  would be  required  to make a  payment  to Party  B. If only one Firm  Offer  from an
                           Approved  Replacement (which, if accepted,  would determine the Market Quotation) is provided at the bid time,
                           Party B shall accept such Firm Offer.

                  (D)      If Party B, at the direction of the Master Servicer,  requests Party A in writing to obtain Market Quotations,
                           Party A shall use its reasonable efforts to do so.

                  (E)      If the  Settlement  Amount is a negative  number,  Section  6(e)(i)(3)  shall be deleted in its  entirety  and replaced with the following:

                           "(3) Second Method and Market  Quotation.  If the Second Method and Market  Quotation apply, (I) Party B shall pay to Party A an amount equal to the absolute  value of the  Settlement  Amount in respect of the  Terminated
                           Transactions,  (II) Party B shall pay to Party A the  Termination  Currency  Equivalent of the Unpaid  Amounts
                           owing to Party A and (III)  Party A shall pay to Party B the  Termination  Currency  Equivalent  of the Unpaid
                           Amounts owing to Party B; provided,  however,  that (x) the amounts  payable under the  immediately  preceding clauses (II) and (III) shall be subject to netting in accordance  with Section 2(c) of this  Agreement and (y)
                           notwithstanding  any other  provision of this  Agreement,  any amount payable by Party A under the immediately preceding  clause (III) shall not be netted-off  against any amount  payable by Party B under the  immediately preceding clause (I)."

(g)      "Termination Currency" means USD.

(h)      Additional Termination Events.  Additional Termination Events will apply as provided in Part 5(c).

Part 2.           Tax Matters.

(a)      Tax Representations.

         (i)      Payer Representations.  For the purpose of Section 3(e) of this Agreement:

                  (A)      Party A makes the following representation(s):

                           It is not required by any applicable law, as modified by the practice of any relevant  governmental  revenue authority,  of any Relevant  Jurisdiction  to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e),  6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement.

                           In making this representation, it may rely on:

                           (1)      the  accuracy  of any  representations  made by the other party  pursuant  to Section  3(f) of this
                                    Agreement;

                           (2)      the  satisfaction of the agreement  contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and  effectiveness  of any  document  provided by the other party  pursuant to Section
                                    4(a)(i) or 4(a)(iii) of this Agreement; and

                           (3)      the  satisfaction  of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this  representation  where  reliance is placed on clause
                                    (ii) and the other party does not deliver a form or document  under Section  4(a)(iii) by reason of material prejudice to its legal or commercial position.

                  (B)      Party B makes the following representation(s):

                           None.

         (ii)     Payee Representations.  For the purpose of Section 3(f) of this Agreement:

                  (A)      Party A makes the following representation(s):

                           Party A is a  corporation  organized  under  the  laws of the  State  of  Delaware  and  its  U.S.  taxpayer identification number is 13-3866307.

                  (B)      Party B makes the following representation(s):

                           None.

(b)      Tax Provisions.

         (i)      Gross Up.  Section  2(d)(i)(4)  shall not apply to Party B as X,  such that  Party B shall not be  required  to pay any additional amounts referred to therein.

         (ii)     Indemnifiable Tax.  Notwithstanding the definition of "Indemnifiable Tax" in Section 14 of this Agreement, all Taxes in relation  to  payments  by Party A shall be  Indemnifiable  Taxes  (including  any Tax  imposed in relation to a Credit
                  Support Document or in relation to any payment  thereunder) unless (i) such Taxes are assessed directly against Party B and not by  deduction  or  withholding  by Party A or (ii) arise as a result of a Change in Tax Law (in which case such
                  Tax shall be an Indemnifiable  Tax only if such Tax satisfies the definition of  Indemnifiable  Tax provided in Section
                  14).  In relation to payments by Party B, no Tax shall be an Indemnifiable Tax.

Part 3.           Agreement to Deliver Documents.

(a)      For the purpose of Section 4(a)(i), tax forms, documents, or certificates to be delivered are:

Party required to      Form/Document/                                     Date by which to
deliver document       Certificate                                        be delivered

Party A                An  original  properly  completed  and  executed   (i) upon  execution of this  Agreement,  (ii)
                       United States Internal  Revenue Service Form W-9   on or before  the first  payment  date  under
                       (or any  successor  thereto) with respect to any   this Agreement,  including any Credit Support
                       payments  received  or to be received by Party A   Document,  (iii) promptly upon the reasonable
                       that  eliminates  U.S.  federal  withholding and   demand  by  Party  B,   (iv)   prior  to  the
                       backup  withholding  Tax on  payments to Party A   expiration or  obsolescence of any previously
                       under this Agreement.                              delivered  form,  and (v)  promptly  upon the
                                                                          information on any such previously  delivered
                                                                          form becoming inaccurate or incorrect.

Party B                (i)  Upon  execution  of  this   Agreement,   an   (i)  upon  execution  of  this  Agreement  or
                       original properly  completed and executed United   receipt    of    the     Trust's     taxpayer
                       States  Internal  Revenue  Service  Form W-9 (or   identification   number,   whichever  is  the
                       any  successor  thereto)  with  respect  to  any   later in time,  (ii) on or  before  the first
                       payments  received  or to  be  received  by  the   payment date under this Agreement,  including
                       initial  beneficial owner of payments to Party B   any  Credit  Support  Document,  (iii) in the
                       that  eliminates  U.S.  federal  withholding and   case of a tax  certification  form other than
                       backup  withholding  Tax on  payments to Party B   a Form W-9,  before December 31 of each third
                       under this Agreement,  and (ii) thereafter,  the   succeeding  calendar year, (iv) promptly upon
                       appropriate tax  certification  form (i.e.,  IRS   the  reasonable  demand by Party B, (v) prior
                       Form W-9 or IRS Form W-8BEN,  W-8IMY,  W-8EXP or   to  the  expiration  or  obsolescence  of any
                       W-8ECI,  as applicable  (or any  successor  form   previously  delivered form, and (vi) promptly
                       thereto)) with respect to any payments  received   upon the  information on any such  previously
                       or to be  received  by the  beneficial  owner of   delivered   form   becoming   inaccurate   or
                       payments  to Party B under this  Agreement  from   incorrect.
                       time to time.

(b)      For the purpose of Section 4(a)(ii), other documents to be delivered are:
Party required to      Form/Document/                           Date by which to                         Covered by
deliver document       Certificate                              be delivered                             Section 3(d)
                                                                                                         Representation

Party A and            Any   documents   required   by   the    Upon the execution and delivery of       Yes
Party B                receiving   party  to  evidence   the    this Agreement
                       authority of the delivering  party or
                       its Credit Support Provider,  if any,
                       for it to  execute  and  deliver  the
                       Agreement,  this  Confirmation,   and
                       any  Credit   Support   Documents  to
                       which it is a party,  and to evidence
                       the   authority  of  the   delivering
                       party or its Credit Support  Provider
                       to perform its obligations  under the
                       Agreement,  this Confirmation and any
                       Credit Support Document,  as the case
                       may be
Party A and            A certificate of an authorized  officer  Upon the execution and delivery of       Yes
Party B                of the party,  as to the incumbency and  this Agreement
                       authority  of the  respective  officers
                       of the  party  signing  the  Agreement,
                       this  Confirmation,  and  any  relevant
                       Credit  Support  Document,  as the case
                       may be
Party A                Annual  Report  of  Party A  containing  Upon request by Party B                  Yes
                       consolidated    financial    statements
                       certified  by   independent   certified
                       public   accountants  and  prepared  in
                       accordance   with  generally   accepted
                       accounting  principles  in the  country
                       in which Party A is organized
Party A                Quarterly   Financial   Statements   of  Upon request by Party B                  Yes
                       Party    A    containing     unaudited,
                       consolidated  financial  statements  of
                       Party A's fiscal  quarter  prepared  in
                       accordance   with  generally   accepted
                       accounting  principles  in the  country
                       in which Party A is organized
Party A                An  opinion  of  counsel  of such party  Upon the execution and delivery of       No
                       regarding  the  enforceability  of this  this Agreement
                       Agreement   in   a   form    reasonably
                       satisfactory to the other party.
Party B                An  executed  copy of the  Pooling  and  Within 30 days after the date of this    No
                       Servicing Agreement                      Agreement or promptly upon receipt of
                                                                an executed copy of the Pooling and
                                                                Servicing Agreement by the Trustee.
                                                                Such delivery will be satisfied by
                                                                posting the Pooling and Servicing
                                                                Agreement on the Trustee's website,
                                                                www.usbank.com/mbs

Part 4.  Miscellaneous.

(a)      Address for Notices:  For the purposes of Section 12(a) of this Agreement:

         Address for notices or communications to Party A:

                  Address:          383 Madison Avenue, New York, New York 10179
                  Attention:        DPC Manager
                  Facsimile:        (212) 272-5823

                  with a copy to:

                  Address:          One Metrotech Center North, Brooklyn, New York 11201
                  Attention:        Derivative Operations   7th Floor
                  Facsimile:        (212) 272-1634

                  (For all purposes)

         Address for notices or communications to Party B:

                  Address:          RASC Series 2007-EMX1 Supplemental Interest Trust
                                    c/o U.S. Bank National Association
                                    60 Livingston Avenue
                                    EP MN WS3d
                                    St. Paul, MN 55107
                  Attention:        RASC Series 2007-EMX1 Trust
                  Facsimile:        615-495-8090
                  Phone:            651-495-3880

                  with a copy to:

                  Residential Funding Company, LLC
                  2255 North Ontario, Suite 400
                  Burbank, CA 91504
                  Attention: Bond Administration
                  Fax: 818-260-1815

                  with a copy to:

                  Notice Address for the Insurer only as it relates to Section 5 (c)(vi) and solely with respect to a notice of a failure to pay or deliver by Party B under Section 5(a)(i:

                  Financial Guaranty Insurance Company
                  125 Park Avenue
                  New York, NY 10017
                  Attention:  Structured Finance Surveillance - RASC 2007-EMX1
                  Facsimile:  (212) 312-3231
                  Confirmation:  (800) 352-0001
                  E-mail:  SFSurveillance@fgic.com

                  (For all purposes)

(b)      Process Agent.  For the purpose of Section 13(c):

         Party A appoints as its Process Agent:  Not applicable.

         Party B appoints as its Process Agent:  Not applicable.

(c)      Offices.  The provisions of Section 10(a) will apply to this  Agreement;  neither Party A nor Party B has any Offices other than as set forth in the Notices Section.

(d)      Multibranch Party.  For the purpose of Section 10(c) of this Agreement:

         Party A is not a Multibranch Party.

         Party B is not a Multibranch Party.

(e)      Calculation Agent.  The Calculation Agent is Party A.

(f)      Credit Support Document.

         Party A:          The Credit Support Annex, and any guarantee in support of Party A's obligations under this Agreement.

         Party B:          The Credit Support Annex.

(g)      Credit Support Provider.

         Party A:          The guarantor under any guarantee in support of Party A's obligations under this Agreement.

         Party B:          None.

(h)      Governing  Law. The parties to this  Agreement  hereby agree that the law of the State of New York shall govern their rights and duties in whole,  without regard to the conflict of law provisions thereof other than New York General  Obligations Law Sections
         5-1401 and 5-1402.

(i)      Netting of Payments.  The parties agree that subparagraph (ii) of Section 2(c) will apply to each Transaction hereunder.

(j)      Affiliate.  Party A and Party B shall be deemed to have no Affiliates for purposes of this Agreement,  including for purposes of
         Section 6(b)(ii).

Part 5.  Others Provisions.

(a)      Definitions.  Unless  otherwise  specified in a  Confirmation,  this  Agreement  and each  Transaction  under this  Agreement are subject  to the  2000  ISDA  Definitions  as  published  and  copyrighted  in 2000 by the  International  Swaps  and  Derivatives
         Association,  Inc.  (the  "Definitions"),  and will be  governed in all  relevant  respects  by the  provisions  set forth in the
         Definitions,  without  regard  to any  amendment  to the  Definitions  subsequent  to the  date  hereof.  The  provisions  of the
         Definitions are hereby  incorporated by reference in and shall be deemed a part of this Agreement,  except that (i) references in the Definitions to a "Swap  Transaction"  shall be deemed references to a "Transaction" for purposes of this Agreement,  and (ii)
         references  to a  "Transaction"  in this  Agreement  shall be deemed  references  to a "Swap  Transaction"  for  purposes  of the
         Definitions.  Each term  capitalized but not defined in this Agreement shall have the meaning assigned thereto in the Pooling and
         Servicing Agreement.

(b)      Amendments to ISDA Master Agreement.

         (i)      Single Agreement.  Section 1(c) is hereby amended by the adding the words  "including,  for the avoidance of doubt, the
                  Credit Support Annex"  after the words "Master Agreement".

         (ii)     [Reserved.]

         (iii)    [Reserved.]

         (iv)     Representations.  Section 3 is hereby amended by adding at the end thereof the following subsection (g):

                  "(g)     Relationship Between Parties.

                           (1)      Nonreliance.  (i) It is not relying on any statement or  representation  of the other party  regarding the  Transaction  (whether  written or oral),  other than the  representations  expressly made in this
                                    Agreement or the  Confirmation  in respect of that  Transaction,  (ii) it has  consulted  with its own legal, regulatory, tax, business,  investment,  financial and accounting advisors to the extent it has deemed  necessary,  and it has made its own investment,  hedging and trading  decisions based upon its own judgment and upon any advice from such  advisors as it has deemed  necessary and not upon any view expressed by the other party,  (iii) it is not relying on any  communication  (written or oral) of the other party as  investment  advice or as a  recommendation  to enter into this  Transaction;  it being understood that information and  explanations  related to the terms and conditions of this Transaction shall not be considered  investment  advice or a recommendation  to enter into this  Transaction,  and
                                    (iv) it has not received from the other party any assurance or guaranty as to the expected  results of this  Transaction.  Notwithstanding  the  foregoing,  in the case of the  Supplemental  Interest Trust
                                    Trustee, it has been directed by the Pooling and Servicing Agreement to enter into this Transaction.

                           (2)      Evaluation  and  Understanding.   (i)  It  has  the  capacity  to  evaluate  (internally  or  through independent  professional  advice) the  Transaction  and has made its own  decision to enter into the
                                    Transaction  and (ii) it  understands  the  terms,  conditions  and risks of the  Transaction  and is willing and able to accept those terms and  conditions  and to assume those  risks,  financially  and otherwise.  Notwithstanding the foregoing, in the case of the Supplemental Interest Trust Trustee, it has been directed by the Pooling and Servicing Agreement to enter into this Transaction.

                           (3)      Purpose.  It is  entering  into the  Transaction  for the  purposes  of managing  its  borrowings  or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                           (4)      Status  of  Parties.  The other  party is not  acting as an agent,  fiduciary  or  advisor  for it in respect of the Transaction.

                           (5)      Eligible  Contract  Participant.  It is an "eligible  swap  participant"  as such term is defined in,
                                    Section  35.1(b)(2) of the regulations (17 C.F.R. 35) promulgated  under,  and an "eligible  contract participant" as defined in Section 1(a)(12) of the Commodity Exchange Act, as amended."

         (v)      Transfer to Avoid  Termination  Event.  Section 6(b)(ii) is hereby amended by (i) deleting the words "or if a Tax Event
                  Upon Merger  occurs and the Burdened  Party is the Affected  Party," and (ii) deleting the last  paragraph  thereof and inserting the following in lieu thereof:

                  "Notwithstanding  anything  to the  contrary in Section 7 (as amended  herein) and Part 5(f),  any  transfer by Party A under this Section 6(b)(ii) shall not require the consent of Party B for such transfer if the following  conditions are satisfied:

                  (1)      the transferee (the "Section 6 Transferee") is an Eligible Replacement;

                  (2)      if the Section 6 Transferee  is domiciled in a different  country or political  subdivision  thereof from both
                           Party A and Party B, such transfer satisfies the Rating Agency Condition;

                  (3)      the Section 6 Transferee will not, as a result of such transfer,  be required on the next succeeding Scheduled
                           Payment  Date to withhold or deduct on account of any Tax (except in respect of default  interest)  amounts in excess of that which Party A would,  on the next  succeeding  Scheduled  Payment Date have been required to so withhold or deduct unless the Section 6 Transferee would be required to make additional  payments  pursuant to
                           Section 2(d)(i)(4) corresponding to such excess;

                  (4)      a Termination Event or Event of Default does not occur as a result of such transfer; and

                  (5)      the Section 6 Transferee  confirms in writing that it will accept all of the interests and  obligations in and under this Agreement which are to be transferred to it in accordance with the terms of this provision."

         (vi)     Jurisdiction.  Section  13(b) is hereby  amended by: (i)  deleting in the second line of  subparagraph  (i) thereof the word  "non-",  (ii)  deleting "; and" from the end of  subparagraph  1 and  inserting  "." in lieu  thereof,  and (iii)
                  deleting the final paragraph thereof.

         (vii)    Local  Business Day. The  definition of Local Business Day in Section 14 is hereby amended by the addition of the words
                  "or any Credit Support  Document"  after "Section  2(a)(i)" and the addition of the words "or Credit Support  Document"
                  after "Confirmation".

(c)      Additional Termination Events.  The following Additional Termination Events will apply:

         (i)   S&P First Level Downgrade.  If an S&P Approved Ratings  Downgrade Event has occurred and is continuing and Party A fails to take any  action  described  under  Part  (5)(d)(i)(1),  within  the time  period  specified  therein,  then an  Additional
               Termination  Event shall have occurred  with respect to Party A, Party A shall be the sole  Affected  Party with respect to such Additional Termination Event and all Transactions hereunder shall be Affected Transaction.

         (ii)  Moody's  First  Rating  Trigger  Collateral.  If (A) it is not the case that a Moody's  Second  Trigger  Ratings  Event has occurred and been  continuing  for 30 or more Local  Business Days and (B) Party A has failed to comply with or perform any obligation to be complied  with or performed by Party A in accordance  with the Credit  Support  Annex,  then an Additional
               Termination  Event shall have occurred  with respect to Party A, Party A shall be the sole  Affected  Party with respect to such Additional Termination Event and all Transactions hereunder shall be Affected Transactions.

         (iii) S&P Second Level  Downgrade.  If an S&P Required  Ratings  Downgrade Event has occurred and is continuing and Party A fails to take any action  described  under Part  (5)(d)(i)(2)  within  the time  period  specified  therein,  then an  Additional
               Termination  Event shall have occurred  with respect to Party A, Party A shall be the sole  Affected  Party with respect to such Additional Termination Event and all Transactions hereunder shall be Affected Transaction.

         (iv)  Moody's Second Rating Trigger  Replacement.  If (A) a Moody's Second Trigger Ratings Event has occurred and been continuing for 30 or more  Local  Business  Days  and (B) (i) at  least  one  Eligible  Replacement  has  made a Firm  Offer to be the transferee of all of Party A's rights and obligations  under this Agreement (and such Firm Offer remains an offer that will become legally binding upon such Eligible  Replacement  upon  acceptance by the offeree) and/or (ii) an Eligible  Guarantor has made a Firm Offer to provide an  Eligible  Guarantee  (and such Firm Offer  remains an offer that will  become  legally binding upon such Eligible  Guarantor  immediately upon acceptance by the offeree),  then an Additional  Termination  Event shall have  occurred  with respect to Party A, Party A shall be the sole  Affected  Party with  respect to such  Additional
               Termination Event and all Transactions hereunder shall be Affected Transactions.

         (v)   Amendment of the Pooling and Servicing  Agreement.  If, without the prior written  consent of Party A where such consent is required under the Pooling and Servicing Agreement (such consent not to be unreasonably  withheld), an amendment is made to the Pooling and Servicing  Agreement which amendment could  reasonably be expected to have a material adverse effect on the interests of Party A under this  Agreement,  an Additional  Termination  Event shall have occurred with respect to Party B,
               Party B shall be the sole Affected Party with respect to such Additional  Termination Event and all Transactions  hereunder shall be Affected Transactions.

         (vi)  Failure to Comply with Regulation AB  Requirements.  If, upon the occurrence of a Swap Disclosure Event (as defined in Part
               5(e) below)  Party A has not complied  with any of the  provisions  set forth in clause  (iii) of Part 5(e) below,  then an
               Additional  Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

         (vii)    Optional   Termination  of   Securitization.   An  Additional   Termination   Event  shall  occur  upon  the  notice  to
                  Certificateholders  of an Optional Termination  becoming  unrescindable in accordance with Article IX of the Pooling and
                  Servicing  Agreement (such notice,  the "Optional  Termination  Notice").  With respect to such  Additional  Termination
                  Event:  (A) Party B shall be the sole Affected Party; (B)  notwithstanding  anything to the contrary in Section 6(b)(iv)
                  or Section 6(c)(i),  the final  Distribution Date specified in the Optional  Termination  Notice is hereby designated as the Early Termination Date for this Additional  Termination Event in respect of all Affected  Transactions;  (C) Section
                  2(a)(iii)(2)  shall not be  applicable  to any  Affected  Transaction  in  connection  with the Early  Termination  Date resulting  from this  Additional  Termination  Event;  notwithstanding  anything to the  contrary  in Section  6(c)(ii), payments and deliveries under Section 2(a)(i) or Section 2(e) in respect of the Terminated  Transactions  resulting from this  Additional  Termination  Event will be  required to be made  through  and  including  the Early  Termination  Date designated  as a result of this  Additional  Termination  Event;  provided,  for the  avoidance of doubt,  that any such payments or deliveries  that are made on or prior to such Early  Termination  Date will not be treated as Unpaid Amounts in  determining  the amount  payable in respect of such Early  Termination  Date;  (D)  notwithstanding  anything to the contrary  in Section  6(d)(i),  (I) if, no later than 4:00 pm New York City time on the day that is four  Business  Days prior to the final  Distribution Date specified in the Optional  Termination  Notice, the Trustee requests the amount of the  Estimated  Swap  Termination  Payment,  Party A shall  provide  to the  Trustee  in  writing  (which may be done in electronic  format) the amount of the  Estimated  Swap  Termination  Payment no later than 2:00 pm New York City time on the following  Business Day and (II) if the Trustee provides written notice (which may be done in electronic  format) to
                  Party A no later than two Business  Days prior to the final  Distribution  Date  specified  in the Optional  Termination
                  Notice that all  requirements of the Optional  Termination have been met, then Party A shall, no later than one Business
                  Day  prior to the  final  Distribution  Date  specified  in the  Optional  Termination  Notice,  make  the  calculations contemplated  by  Section  6(e) (as  amended  herein)  and  provide  to the  Trustee  in  writing  (which may be done in electronic  format) the amount payable by either Party B or Party A in respect of the related Early  Termination Date in connection with this Additional  Termination Event;  provided,  however,  that the amount payable by Party B, if any, in respect of the related  Early  Termination  Date shall be the lesser of (x) the amount  calculated  to be due by Party B pursuant to Section  6(e) and (y) the  Estimated  Swap  Termination  Payment;  and (E)  notwithstanding  anything to the contrary  in this  Agreement,  any amount due from Party B to Party A in respect of this  Additional  Termination  Event will be payable on the final  Distribution  Date  specified in the Optional  Termination  Notice and any amount due from
                  Party A to Party B in respect of this Additional  Termination  Event will be payable one Business Day prior to the final
                  Distribution Date specified  in the Optional Termination Notice.

                  The Trustee  shall be an express  third party  beneficiary  of this  Agreement as if a party hereto to the extent of the
                  Trustee's rights specified herein.

          (viii)  Failure to Pay Class A  Certificates.  If the  Trustee is unable to pay the Class A  Certificates  or fails or admits in writing its inability to pay its Class A  Certificates  as they become due, then an Additional  Termination  Event shall have  occurred  with respect to Party B and Party B shall be the sole  Affected  Party with  respect to such  Additional
                  Termination Event.

(d)      Rating Agency Downgrade.

         (i)      S&P Downgrade:

                  (1)      In the event that an S&P Approved Ratings  Downgrade Event occurs and is continuing,  then within 30 days after such rating  downgrade,  Party A shall,  subject to the Rating Agency Condition with respect to S&P, at its own expense,  either (i) procure a Permitted  Transfer,  (ii) obtain an Eligible Guarantee or (iii) post collateral in accordance with the Credit Support Annex.

                  (2)      In the event that an S&P  Required  Ratings  Downgrade  Event  occurs and is  continuing,  then within 10 Local
                           Business  Days after  such  rating  withdrawal  or  downgrade,  Party A shall,  subject  to the  Rating  Agency
                           Condition  with  respect to S&P,  at its own  expense,  procure  either  (i) a  Permitted  Transfer  or (ii) an
                           Eligible Guarantee.

         (ii)     Moody's Downgrade.

                  (1)      In the event that a Moody's Second Trigger  Ratings Event occurs and is continuing,  Party A shall,  as soon as reasonably practicable  thereafter,  at its own expense and using commercially  reasonable efforts,  either (i)
                           procure a Permitted Transfer or (ii) obtain an Eligible Guarantee.

(e)      Compliance with Regulation AB.

         (i)      Party A agrees and  acknowledges  that the Depositor is required  under  Regulation AB under the Securities Act of 1933, as amended,  and the Securities  Exchange Act of 1934, as amended (the "Exchange  Act")  ("Regulation  AB"), to disclose certain financial  information  regarding Party A or its group of affiliated entities,  if applicable,  depending on the aggregate  "significance  percentage" of this Agreement and any other derivative  contracts between Party A or its group of affiliated  entities,  if applicable,  and Party B, as calculated  from time to time in accordance  with Item 1115 of
                  Regulation AB.

         (ii)     It shall be a swap  disclosure  event  ("Swap  Disclosure  Event") if, on any  Business Day after the date hereof for so long as the Issuing  Entity is required to file periodic  reports  under the Exchange  Act, the Depositor  requests from
                  Party A the  applicable  financial  information  described in Item 1115 of  Regulation AB (such request to be based on a reasonable  determination by the Depositor,  in good faith,  that such information is required under Regulation AB) (the
                  "Swap Financial Disclosure").

         (iii)    Upon the  occurrence  of a Swap  Disclosure  Event,  Party A, within ten (10) days and at its own expense,  shall (1)(a)
                  either (i) provide to the Depositor the current Swap Financial  Disclosure in an  EDGAR-compatible  format (for example, such  information may be provided in Microsoft Word® or Microsoft  Excel® format but not in .pdf format) or (ii) provide written  consent to the  Depositor to  incorporation  by reference of such current Swap  Financial  Disclosure  that are filed with the  Securities  and Exchange  Commission in the Exchange Act Reports of the  Depositor,  (b) if  applicable, cause its outside  accounting  firm to provide its consent to filing or  incorporation  by reference in the Exchange Act
                  Reports of  Depositor  of such  accounting  firm's  report  relating  to their  audits of such  current  Swap  Financial
                  Disclosure,  and (c) provide to Depositor any updated Swap  Financial  Disclosure  with respect to Party A or any entity that  consolidates  Party A within five days of the release of any such updated Swap  Financial  Disclosure;  (2) secure another entity to replace Party A, by way of a Permitted  Transfer,  as party to this  Agreement on terms  substantially similar to this Agreement and subject to prior  notification to the Swap Rating  Agencies,  which entity (or a guarantor therefor)  satisfies  the  Rating  Agency  Condition  with  respect to S&P and which  entity is able to comply  with the requirements  of Item 1115 of  Regulation  AB or (3)  subject to the Rating  Agency  Condition  with  respect to S&P and obtain a guaranty of the Party A's  obligations  under this  Agreement  from an affiliate of the Party A that is able to comply with the  financial  information  disclosure  requirements  of Item 1115 of Regulation  AB, such that  disclosure provided in respect of the affiliate  will satisfy any  disclosure  requirements  applicable to the Swap  Provider,  and cause such  affiliate to provide Swap Financial  Disclosure.  If permitted by Regulation AB, any required Swap Financial
                  Disclosure may be provided by incorporation by reference from reports filed pursuant to the Exchange Act.

         (iv)     Party A agrees that, in the event that Party A provides Swap  Financial  Disclosure to the Depositor in accordance  with
                  Part  5(e)(iii)(a)  or causes its affiliate to provide Swap  Financial  Disclosure  to the Depositor in accordance  with
                  Part 5(e)(iii)(c),  it will indemnify and hold harmless Depositor,  its respective  directors or officers and any person controlling the Depositor,  from and against any and all losses,  claims,  damages and liabilities  caused by any untrue statement or alleged untrue  statement of a material fact  contained in such Swap Financial  Disclosure or caused by any omission or alleged  omission to state in such Swap  Financial  Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (v)      The Depositor  shall be an express third party  beneficiary  of this Agreement as if a party hereto to the extent of the
                  Depositor's rights explicitly specified in this Part 5(e).

(f)      Transfers.

         (i)      Section 7 is hereby amended to read in its entirety as follows:

                  "Except with respect to a Permitted  Transfer pursuant to Section  6(b)(ii),  Part 5(d), Part 5(e), Part 5(b)(v) or the
                  succeeding  sentence,  neither  Party A nor Party B is  permitted  to assign,  novate or  transfer  (whether  by way of security or otherwise)  as a whole or in part any of its rights,  obligations  or interests  under the Agreement or any
                  Transaction  unless (a) the prior written  consent of the other party is obtained and (b) the Rating  Agency  Condition has been  satisfied  with respect to S&P. At any time at which no Relevant  Entity has credit ratings at least equal to the Approved Ratings Threshold, Party A may make a Permitted Transfer."

         (ii)     If an  Eligible  Replacement  has made a Firm Offer  (which  remains an offer that will  become  legally  binding  upon acceptance  by Party B) to be the  transferee  pursuant to a Permitted  Transfer,  Party B shall,  at Party A's written request and at Party A's expense,  execute such documentation provided to it as is reasonably deemed necessary by Party
                  A to effect such transfer.

(g)      Non-Recourse.  Party A  acknowledges  and agree that,  notwithstanding  any  provision in this  Agreement to the  contrary,  the obligations of Party B hereunder are limited  recourse  obligations of Party B, payable  solely from the  Supplemental  Interest
         Trust and the  proceeds  thereof,  in  accordance  with the  priority of payments  and other terms of the Pooling and  Servicing
         Agreement and that Party A will not have any recourse to any of the directors,  officers,  agents,  employees,  shareholders  or affiliates of Party B with respect to any claims, losses, damages,  liabilities,  indemnities or other obligations in connection with any transactions  contemplated hereby. In the event that the Supplemental  Interest Trust and the proceeds thereof,  should be insufficient  to satisfy all claims  outstanding  and following the  realization of the  Supplemental  Interest Trust and the proceeds thereof,  any claims against or obligations of Party B under this Agreement or any other confirmation  thereunder still outstanding  shall be extinguished and thereafter not revive.  The Supplemental  Interest Trust Trustee shall not have liability for any  failure  or delay in making a payment  hereunder  to Party A due to any  failure or delay in  receiving  amounts in the
         Supplemental Interest Trust from the Trust created pursuant to the Pooling and Servicing Agreement.  This provision will survive the termination of this Agreement.

(h)      Timing of Payments by Party B upon Early  Termination.  Notwithstanding  anything to the  contrary in Section  6(d)(ii),  to the extent that all or a portion (in either case,  the  "Unfunded  Amount") of any amount that is calculated as being due in respect of any Early  Termination  Date under  Section 6(e) from Party B to Party A will be paid by Party B from amounts  other than any upfront payment paid to Party B by an Eligible  Replacement  that has entered a Replacement  Transaction with Party B, then such
         Unfunded  Amount shall be due on the next subsequent  Distribution  Date following the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii),  and on any subsequent  Distribution  Dates until paid in full (or if such Early Termination Date is the final Distribution Date, on such final Distribution  Date);  provided,  however,  that if the date on which the payment  would have been payable as determined in accordance  with Section  6(d)(ii) is a  Distribution  Date, such payment will be payable on such Distribution Date.

(i)      Rating  Agency  Notifications.  Notwithstanding  any other  provision  of this  Agreement,  no Early  Termination  Date  shall be effectively  designated  hereunder by Party B and no transfer of any rights or obligations  under this Agreement shall be made by either party unless each Swap Rating Agency has been given prior written notice of such designation or transfer.

(j)      No Set-off.  Except as expressly  provided for in Section 2(c),  Section 6 or Part 1(f)(i)(D)  hereof,  and  notwithstanding  any other provision of this Agreement or any other existing or future  agreement,  each party  irrevocably  waives any and all rights it may have to set off,  net,  recoup or otherwise  withhold or suspend or condition  payment or  performance  of any  obligation between it and the other party  hereunder  against  any  obligation  between it and the other  party under any other  agreements.
         Section  6(e)  shall be  amended  by  deleting  the  following  sentence:  "The  amount,  if any,  payable in respect of an Early
         Termination Date and determined pursuant to this Section will be subject to any Set-off.".

(k)      Amendment.  Notwithstanding  any  provision to the  contrary in this  Agreement,  no  amendment of either this  Agreement or any
         Transaction  under this Agreement  shall be permitted by either party unless each of the Swap Rating  Agencies has been provided prior written notice of the same and such amendment satisfies the Rating Agency Condition with respect to S&P.

(l)      Notice of Certain  Events or  Circumstances.  Each Party agrees,  upon  learning of the  occurrence or existence of any event or condition that  constitutes (or that with the giving of notice or passage of time or both would  constitute) an Event of Default or Termination Event with respect to such party,  promptly to give the other Party and to each Swap Rating Agency notice of such event or  condition;  provided  that failure to provide  notice of such event or condition  pursuant to this Part 5(l) shall not constitute an Event of Default or a Termination Event.

(m)      Proceedings.  No Relevant  Entity shall institute  against,  or cause any other person to institute  against,  or join any other person in  instituting  against  Party B, the  Supplemental  Interest  Trust,  or the trust  formed  pursuant to the Pooling and
         Servicing Agreement, in any bankruptcy, reorganization,  arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law for a period of one year (or, if longer, the applicable  preference period)
         and one day following  payment in full of the  Certificates  and any Notes.  This provision will survive the termination of this
         Agreement.

(n)      Supplemental  Interest  Trust Trustee  Liability  Limitations.  It is expressly  understood and agreed by the parties hereto that
         (a) this Agreement is executed by U.S. Bank National  Association  not in its  individual  capacity,  but solely as  Supplemental
         Interest  Trust  Trustee of the RASC Series  2007-EMX1  Supplemental  Interest  Trust  Trustee  under the  Pooling and  Servicing
         Agreement in the exercise of the powers and authority  conferred and invested in it  thereunder;  (b) U.S. Bank has been directed pursuant to the Pooling and Servicing Agreement to enter into this Agreement and to perform its obligations  hereunder;  (c) each of the  representations,  undertakings  and  agreements  herein  made on behalf of the  Supplemental  Interest  Trust is made and intended not as personal  representations  of U.S. Bank but is made and intended for the purpose of binding only the Supplemental
         Interest Trust; and (d) under no circumstances  shall U.S. Bank in its individual  capacity be personally liable for any payments hereunder or for the breach or failure of any  obligation,  representation,  warranty or covenant made or  undertaken  under this
         Agreement.

(o)      Severability.  If any term,  provision,  covenant,  or condition of this Agreement,  or the application  thereof to any party or circumstance,  shall  be held to be  invalid  or  unenforceable  (in  whole or in part) in any  respect,  the  remaining  terms, provisions,  covenants,  and  conditions  hereof shall  continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable  portion  eliminated,  so long as this Agreement as so modified continues to express,  without material  change,  the original  intentions of the parties as to the subject  matter of this  Agreement and the deletion of such portion of this Agreement  will not  substantially  impair the respective  benefits or  expectations  of the parties;  provided, however, that this severability  provision shall not be applicable if any provision of Section 2, 5, 6, or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection  with any such Section)  shall be so held to be invalid or unenforceable.

         The parties  shall  endeavor to engage in good faith  negotiations  to replace any  invalid or  unenforceable  term,  provision, covenant or condition with a valid or enforceable term, provision,  covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(p)      [Reserved].

(q)      [Reserved].

(r)      Consent to Recording.  Each party hereto  consents to the  monitoring  or  recording,  at any time and from time to time, by the other  party of any and all  communications  between  trading,  marketing,  and  operations  personnel  of the parties and their
         Affiliates,  waives any further notice of such  monitoring or recording,  and agrees to notify such personnel of such monitoring or recording.

(s)      Waiver of Jury  Trial.  Each  party  waives  any right it may have to a trial by jury in  respect of any in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

(t)      Form of ISDA  Master  Agreement.  Party A and Party B hereby  agree  that the text of the body of the ISDA  Master  Agreement  is intended to be the printed form of the ISDA Master  Agreement  (Multicurrency – Crossborder) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc.

(u)      Payment Instructions.  Party A hereby agrees that, unless notified in writing by Party B of other payment  instructions,  any and all  amounts  payable  by Party A to  Party B under  this  Agreement  shall be paid to the  account  specified  in Item 4 of this
         Confirmation, below.

(v)      Capacity.  Party A represents  to Party B on the date on which Party A enters into this  Agreement  that it is entering  into the
         Agreement and the Transaction as principal and not as agent of any person.  The  Supplemental  Interest Trust Trustee  represents to Party A on the date on which Party B enters into this  Agreement  that the  Supplemental  Interest  Trust Trustee is executing the Agreement not in its individual  capacity,  but solely as Supplemental  Interest Trust Trustee on behalf of the  Supplemental
         Interest Trust.

(w)      Substantial  financial  transactions.  Each party hereto is hereby advised and  acknowledges as of the date hereof that the other party has engaged in (or  refrained  from  engaging in)  substantial  financial  transactions  and has taken (or  refrained  from taking) other  material  actions in reliance upon the entry by the parties into the  Transaction  being entered into on the terms and conditions set forth herein and in the Pooling and Servicing  Agreement  relating to such  Transaction,  as applicable.  This paragraph shall be deemed repeated on the trade date of each Transaction.

(x)      [Reserved].

(y)      [Reserved].

(z)      Additional Definitions.

         As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

                  "Approved  Ratings  Threshold"  means each of the S&P Approved  Ratings  Threshold and the Moody's First Trigger Ratings
                  Threshold.

                  "Approved Replacement" means, with respect to a Market Quotation,  an entity making such Market Quotation,  which entity would satisfy  conditions (a), (b), (c) and (d)of the definition of Permitted  Transfer (as determined by Party B at the direction of the Master  Servicer in its sole  discretion,  acting in a commercially  reasonable  manner) if such entity were a Transferee, as defined in the definition of Permitted Transfer.

                  "Eligible  Guarantee" means an  unconditional  and irrevocable  guarantee of all present and future payment  obligations and  obligations  to post  collateral  of Party A or an Eligible  Replacement  to Party B under this  Agreement  that is provided by an Eligible  Guarantor as principal  debtor rather than surety and that is directly  enforceable by Party B, the form and substance of which guarantee are subject to the Rating Agency Condition with respect to S&P.

                  "Eligible  Guarantor"  means an entity that (A) has credit  ratings from S&P at least equal to the S&P Approved  Ratings
                  Threshold  and (B) has credit  ratings  from Moody's at least equal to the Moody's  Second  Trigger  Ratings  Threshold, provided,  for the avoidance of doubt,  that an Eligible  Guarantee of an Eligible  Guarantor  with credit ratings below the Moody's First Trigger Ratings  Threshold will not cause a Collateral  Event (as defined in the Credit Support Annex)
                  not to occur or continue with respect to Moody's.

                  "Eligible  Replacement"  means an entity (A) (i) (a) that has credit ratings from S&P at least equal to the S&P Approved
                  Ratings  Threshold,  and (b) has credit  ratings  from  Moody's at least equal to the  Moody's  Second  Trigger  Ratings
                  Threshold,  provided,  for the avoidance of doubt,  that an Eligible  Replacement  with credit ratings below the Moody's
                  First  Trigger  Ratings  Threshold  will not cause a Collateral  Event (as defined in the Credit  Support  Annex) not to occur or continue with respect to Moody's,  or (ii) the present and future  obligations (for the avoidance of doubt, not limited to payment  obligations) of which entity to Party B under this Agreement are guaranteed  pursuant to an Eligible
                  Guarantee and (B) that has executed an Item 1115 Agreement with Depositor and Sponsor.

                  "Estimated Swap Termination  Payment" means,  with respect to an Early Termination Date, an amount determined by Party A in good faith and in a commercially  reasonable  manner as the maximum  payment that could be owed by Party B to Party A in respect of such Early Termination Date pursuant to Section 6(e), taking into account then current market conditions.

                  "Firm Offer" means (A) with respect to an Eligible  Replacement,  a quotation from such Eligible  Replacement  (i) in an amount equal to the actual amount  payable by or to Party B in  consideration  of an agreement  between Party B and such
                  Eligible  Replacement to replace Party A as the  counterparty  to this Agreement by way of novation or, if such novation is not possible,  an agreement  between Party B and such Eligible  Replacement  to enter into a Replacement  Transaction
                  (assuming that all Transactions  hereunder become Terminated  Transactions),  and (ii) that constitutes an offer by such
                  Eligible  Replacement to replace Party A as the  counterparty to this Agreement or enter a Replacement  Transaction that will become legally  binding upon such Eligible  Replacement  upon acceptance by Party B, at the direction of the Master
                  Servicer  and (B) with  respect to an Eligible  Guarantor,  an offer by such  Eligible  Guarantor to provide an Eligible
                  Guarantee that will become legally binding upon such Eligible Guarantor  upon acceptance by the offeree.

                  "Moody's" means Moody's Investors Service, Inc., or any successor thereto.

                  "Moody's First Trigger  Ratings  Event" means that no Relevant  Entity has credit ratings from Moody's at least equal to the Moody's First Trigger Ratings Threshold.

                  "Moody's First Trigger Ratings  Threshold" means, with respect to Party A, the guarantor under an Eligible  Guarantee or an Eligible  Replacement,  (i) if such entity has a short-term  unsecured and unsubordinated debt rating from Moody's, a long-term  unsecured  and  unsubordinated  debt  rating or  counterparty  rating from  Moody's of "A2" and a  short-term unsecured and  unsubordinated  debt rating from Moody's of "Prime-1",  or (ii) if such entity does not have a short-term unsecured and unsubordinated  debt rating or counterparty  rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A1".

                  "Moody's  Second Trigger  Ratings Event" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's Second Trigger Ratings Threshold.

                  "Moody's Second Trigger Ratings  Threshold"  means,  with respect to Party A, the guarantor under an Eligible  Guarantee or an Eligible  Replacement,  (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody's, a long-term  unsecured  and  unsubordinated  debt rating or  counterparty  rating from  Moody's of "A3" and a short-term unsecured and  unsubordinated  debt rating from Moody's of "Prime-2",  or (ii) if such entity does not have a short-term unsecured  and  unsubordinated  debt rating  from  Moody's,  a long-term  unsecured  and  unsubordinated  debt rating or counterparty rating from Moody's of "A3".

                  "Permitted  Transfer"  means a transfer by novation by Party A pursuant to Section  6(b)(ii),  Part 5(d), Part 5(b)(v),
                  Part 5(e) or the second sentence of Section 7 (as amended herein) to a transferee  (the  "Transferee")  of all, but not less than all, of Party A's rights,  liabilities,  duties and obligations  under this Agreement,  with respect to which transfer each of the following  conditions is satisfied:  (a) the  Transferee is an Eligible  Replacement;  (b) Party A
                  and the  Transferee  are both  "dealers in notional  principal  contracts"  within the meaning of Treasury  regulations section  1.1001-4 (in each case as certified by such entity);  (c) as of the date of such transfer the Transferee would not be required to withhold or deduct on account of Tax from any payments  under this Agreement or would be required to gross up for such Tax under  Section  2(d)(i)(4);  (d) an Event of Default or  Termination  Event  would not occur as a result of such transfer; (e) pursuant to a written instrument (the "Transfer  Agreement"),  the Transferee acquires and assumes all rights and obligations of Party A under the Agreement and the relevant Transaction;  (f) Party B shall have determined,  at the direction of the Master Servicer,  acting in a commercially  reasonable manner,  that such Transfer
                  Agreement is effective to transfer to the  Transferee  all, but not less than all, of Party A's rights and  obligations under the Agreement and all relevant  Transactions;  (g) Party A will be responsible for any costs or expenses incurred in connection  with such transfer  (including any  replacement  cost of entering into a replacement  transaction);  (h)
                  either (A) Moody's has been given prior written  notice of such  transfer and the Rating Agency  Condition is satisfied with  respect to S&P or (B) each Swap  Rating  Agency has been given prior  written  notice of such  transfer  and such transfer is in connection  with the  assignment and assumption of this  Agreement  without  modification  of its terms, other than party names, dates relevant to the effective date of such transfer,  tax representations  (provided that the representations in Part 2(a)(i) are not modified) and any other representations  regarding the status of the substitute counterparty of the type included in Part 5(b)(iv),  Part 5(v)(i)(2) or Part 5(v)(ii),  notice  information and account details; and (i) such transfer otherwise complies with the terms of the Pooling and Servicing Agreement.

                  "Rating  Agency  Condition"  means,  with respect to any  particular  proposed act or omission to act hereunder and each
                  Swap Rating Agency  specified in connection with such proposed act or omission,  that the party acting or failing to act must  consult with each of the  specified  Swap Rating  Agencies  and receive from each such Swap Rating  Agency a prior written  confirmation  that  the  proposed  action  or  inaction  would  not  cause a  downgrade  or  withdrawal  of the then-current rating of any Certificates or Notes.

                  "Relevant Entity" means Party A and, to the extent applicable, a guarantor under an Eligible Guarantee.

                  "Replacement  Transaction"  means,  with respect to any Terminated  Transaction or group of Terminated  Transactions,  a transaction or group of  transactions  that (i) would have the effect of preserving for Party B the economic  equivalent of any payment or delivery  (whether the underlying  obligation was absolute or contingent and assuming the satisfaction of each applicable condition  precedent) by the parties under Section 2(a)(i) in respect of such Terminated  Transaction or group of Terminated  Transactions  that would,  but for the occurrence of the relevant Early  Termination  Date, have been  required  after that Date,  and (ii) has terms  which are  substantially  the same as this  Agreement,  including, without  limitation,  rating  triggers,  Regulation  AB  compliance,  and  credit  support  documentation,  save for the exclusion of provisions relating to Transactions that are not Terminated  Transaction,  as determined by Party B, at the direction of the Master Servicer, acting in a commercially reasonable manner.

                  "Required  Ratings  Downgrade  Event"  means that no Relevant  Entity has credit  ratings at least equal to the Required
                  Ratings Threshold.  For purposes of determining  whether a Required Ratings Downgrade Event has occurred,  each Relevant
                  Entity shall  provide its credit  ratings to Party B in writing,  upon request of Party B at the direction of the Master
                  Servicer.

                  "Required  Ratings  Threshold" means each of the S&P Required  Ratings  Threshold and the Moody's Second Trigger Ratings
                  Threshold.

                  "S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

                  "S&P  Approved  Ratings  Downgrade  Event"  means that no Relevant  Entity has credit  ratings at least equal to the S&P
                  Approved Ratings Threshold.

                  "S&P  Approved  Ratings  Threshold"  means,  with respect to Party A, the  guarantor  under an Eligible  Guarantee or an
                  Eligible  Replacement,  a short-term unsecured and unsubordinated debt rating from S&P of "A-1", or, if such entity does not have a short-term  unsecured and unsubordinated  debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating from S&P of "A+".

                  "S&P  Required  Ratings  Downgrade  Event"  means that no Relevant  Entity has credit  ratings at least equal to the S&P
                  Required Ratings Threshold.

                  "S&P  Required  Ratings  Threshold"  means,  with respect to Party A, the  guarantor  under an Eligible  Guarantee or an
                  Eligible Replacement, a long-term unsecured and unsubordinated debt rating or counterparty rating from S&P of "BBB-".

                  "Swap Rating Agencies" means,  with respect to any date of  determination,  each of S&P and Moody's,  to the extent that each such rating  agency is then  providing  a rating for any of the Home  Equity  Mortgage  Asset  Backed Pass  Through
                  Certificates, Series 2007-EMX1 (the "Certificates") or any notes backed by the Certificates (the "Notes").

                                           [Remainder of this page intentionally left blank.]

4.       Account Details and Settlement Information:

         Payments to Party A:

                  Citibank, N.A., New York
                  ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                  Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                  Sub-account  Number: 102-04654-1-3
                  Attention: Derivatives Department

         Payments to Party B:

                  U.S. Bank National Association
                  ABA Number: 091000022
                  Account Number: 1731-0332-2058
                  Reference: RASC 2007-EMX1
                  OBI: Attention: Bert Thompson
                  Ref Acct No: 111550001

NEITHER THE BEAR STEARNS  COMPANIES  INC. NOR ANY  SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS  COMPANIES  INC.  OTHER THAN PARTY A IS AN
OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

This  Agreement  may be executed in several  counterparts,  each of which shall be deemed an  original  but all of which  together  shall constitute one and the same instrument.

Party B hereby agrees to check this  Confirmation and to confirm that the foregoing  correctly sets forth the terms of the Transaction by signing in the space  provided  below and  returning to Party A a facsimile  of the  fully-executed  Confirmation  to  212-272-9857.  For inquiries regarding U.S.  Transactions,  please contact Derivatives  Documentation by telephone at 212-272-2711.  For all other inquiries please  contact  Derivatives  Documentation  by telephone at  353-1-402-6233.  Originals  will be provided for your  execution  upon your request.

We are very pleased to have  executed this  Transaction  with you and we look forward to completing  other  transactions  with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By:   _______________________________
      Name:
      Title:

Party B, acting through its duly authorized  signatory,  hereby agrees to, accepts and confirms the terms of the foregoing as of the date hereof.

U.S. BANK NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS THE
SUPPLEMENTAL INTEREST TRUST TRUSTEE ON BEHALF OF THE SUPPLEMENTAL INTEREST TRUST WITH
RESPECT TO RASC SERIES 2007-EMX1 TRUST, HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH
CERTIFICATES, SERIES 2007-EMX1

By:   _______________________________
      Name:
      Title:

                                                             SCHEDULE I
                        (all such dates subject to adjustment in accordance with the Business Day Convention)

                                                                                           Notional Amount
          From and including                       To but excluding                             (USD)

            Effective Date                             5/25/2007                           665,291,858.70

              5/25/2007                                6/25/2007                           647,659,357.82

              6/25/2007                                7/25/2007                           627,532,704.84

              7/25/2007                                8/25/2007                           605,009,010.91

              8/25/2007                                9/25/2007                           580,392,968.74

              9/25/2007                               10/25/2007                           554,093,932.40

              10/25/2007                              11/25/2007                           526,495,491.81

              11/25/2007                              12/25/2007                           499,993,816.11

              12/25/2007                               1/25/2008                           474,708,293.17

              1/25/2008                                2/25/2008                           450,590,580.95

              2/25/2008                                3/25/2008                           427,586,042.67

              3/25/2008                                4/25/2008                           405,642,623.97

              4/25/2008                                5/25/2008                           384,710,729.94

              5/25/2008                                6/25/2008                           364,743,107.95

              6/25/2008                                7/25/2008                           345,689,797.44

              7/25/2008                                8/25/2008                           327,479,922.45

              8/25/2008                                9/25/2008                           309,350,257.88

              9/25/2008                               10/25/2008                           274,339,990.71

              10/25/2008                              11/25/2008                            90,497,064.22

              11/25/2008                              12/25/2008                            69,422,363.70

              12/25/2008                               1/25/2009                            62,289,520.77

              1/25/2009                                2/25/2009                            56,031,382.56

              2/25/2009                                3/25/2009                            51,294,873.68

              3/25/2009                                4/25/2009                            46,844,708.44

              4/25/2009                                5/25/2009                            42,610,316.99

              5/25/2009                                6/25/2009                            38,561,190.47

              6/25/2009                                7/25/2009                            34,688,626.15

              7/25/2009                                8/25/2009                            30,958,412.85

              8/25/2009                                9/25/2009                            27,297,641.83

              9/25/2009                               10/25/2009                            27,297,641.83

              10/25/2009                              11/25/2009                            27,297,641.83

              11/25/2009                              12/25/2009                            27,297,641.83

              12/25/2009                               1/25/2010                            27,297,641.83

              1/25/2010                                2/25/2010                            27,297,641.83

              2/25/2010                                3/25/2010                            27,297,641.83

              3/25/2010                                4/25/2010                            27,297,641.83

              4/25/2010                                5/25/2010                            27,297,641.83

              5/25/2010                                6/25/2010                            27,297,641.83

              6/25/2010                                7/25/2010                            27,297,641.83

              7/25/2010                                8/25/2010                            27,297,641.83

              8/25/2010                                9/25/2010                            27,297,641.83

              9/25/2010                               10/25/2010                            27,297,641.83

              10/25/2010                              11/25/2010                            27,297,641.83

              11/25/2010                              12/25/2010                            27,297,641.83

              12/25/2010                               1/25/2011                            22,633,481.77

              1/25/2011                                2/25/2011                            21,292,887.48

              2/25/2011                                3/25/2011                            20,000,094.67

              3/25/2011                                4/25/2011                            18,753,390.19

              4/25/2011                                5/25/2011                            17,551,123.00

              5/25/2011                                6/25/2011                            16,391,701.88

              6/25/2011                                7/25/2011                            15,273,593.20

              7/25/2011                                8/25/2011                            14,195,318.81

              8/25/2011                                9/25/2011                            13,155,453.99

              9/25/2011                               10/25/2011                            12,114,577.75

              10/25/2011                           Termination Date                         11,095,004.27

                                                                ANNEX A

                                                                 ISDA®
                                                         CREDIT SUPPORT ANNEX
                                                        to the Schedule to the
                                                         ISDA Master Agreement
                                                  dated as of March 12, 2007 between
                       Bear Stearns Financial Products Inc. (hereinafter referred to as "Party A" or "Pledgor")
                                                                  and
U.S. Bank National  Association ("U.S. Bank"), not in its individual  capacity,  but solely as the Supplemental  Interest Trust Trustee on behalf of the  Supplemental  Interest  Trust with  respect  to RASC  Series  2007-EMX1  Trust,  Home  Equity  Mortgage  Asset-Backed
Pass-Through Certificates, Series 2007-EMX1 (hereinafter referred to as "Party B" or "Secured Party").

For the avoidance of doubt, and  notwithstanding  anything to the contrary that may be contained in the Agreement,  this Credit Support
Annex shall  relate  solely to the  Transaction  documented  in the  Confirmation  dated March 12, 2007,  between  Party A and Party B,
Reference Number FXNSC9285.

Paragraph 13.  Elections and Variables.

(a)      Security Interest for "Obligations".  The term "Obligations" as used in this Annex includes the following additional obligations:

         With respect to Party A: not applicable.

         With respect to Party B: not applicable.

(b)      Credit Support Obligations.

         (i)      Delivery Amount, Return Amount and Credit Support Amount.

                  (A)      "Delivery  Amount" has the meaning  specified in Paragraph 3(a) as amended (I) by deleting the words "upon a demand made by the Secured  Party on or promptly  following a Valuation  Date" and inserting in lieu thereof the words  "not  later  than the close of  business  on each  Valuation  Date" and (II) by  deleting  in its entirety the sentence  beginning "Unless otherwise  specified in Paragraph 13" and ending "(ii) the Value as of that  Valuation  Date of all Posted  Credit  Support  held by the Secured  Party." and  inserting in lieu thereof the following:

                           The "Delivery Amount" applicable to the Pledgor for any Valuation Date will equal the greatest of

                           (1)      the amount by which (a) the S&P Credit  Support  Amount for such Valuation Date exceeds (b) the S&P
                                    Value as of such Valuation Date of all Posted Credit Support held by the Secured Party,

                           (2)      the amount by which (a) the Moody's First Trigger  Credit  Support  Amount for such  Valuation Date exceeds (b) the Moody's First Trigger Value as of such  Valuation Date of all Posted Credit Support held by the Secured Party, and

                           (3)      the amount by which (a) the Moody's  Second  Trigger  Credit Support Amount for such Valuation Date exceeds  (b) the  Moody's  Second  Trigger  Value as of such  Valuation  Date of all Posted  Credit
                                    Support held by the Secured Party.

                  (B)      "Return  Amount" has the meaning  specified  in  Paragraph  3(b) as amended by deleting in its  entirety the sentence  beginning  "Unless  otherwise  specified  in  Paragraph  13" and ending  "(ii) the Credit  Support
                           Amount." and inserting in lieu thereof the following:

                           The "Return Amount" applicable to the Secured Party for any Valuation Date will equal the least of

                           (1)      the amount by which (a) the S&P Value as of such  Valuation  Date of all Posted Credit Support held by the Secured Party exceeds (b) the S&P Credit Support Amount for such Valuation Date,

                           (2)      the amount by which (a) the Moody's  First Trigger  Value as of such  Valuation  Date of all Posted
                                    Credit  Support held by the Secured  Party exceeds (b) the Moody's  First  Trigger  Credit  Support
                                    Amount for such Valuation Date, and

                           (3)      the amount by which (a) the Moody's  Second  Trigger Value as of such  Valuation Date of all Posted
                                    Credit  Support held by the Secured Party exceeds (b) the Moody's  Second  Trigger  Credit  Support
                                    Amount for such Valuation Date.

                  (C)      "Credit  Support  Amount" shall not apply.  For purposes of calculating any Delivery Amount or Return Amount for any Valuation Date,  reference shall be made to the S&P Credit Support Amount, the Moody's First Trigger
                           Credit  Support  Amount,  or the  Moody's  Second  Trigger  Credit  Support  Amount,  in each  case for such
                           Valuation Date, as provided in Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

         (ii)     Eligible Collateral.

                  The items set forth on the  schedule of Eligible  Collateral  attached as Schedule A hereto will qualify as "Eligible
                  Collateral"  (for the  avoidance  of doubt,  all  Eligible  Collateral  described in (D) and (E) of column one of the
                  Collateral Schedule to be denominated in USD).

         (iii)    Other Eligible Support.

                  The following items will qualify as "Other Eligible Support" for the party specified:

                  Not applicable.

         (iv)     Threshold.

                  (A)      "Independent Amount" means zero with respect to Party A and Party B.

                  (B)      "Threshold"  means,  with respect to Party A and any  Valuation  Date,  zero if (i) a  Collateral  Event has occurred  and has been  continuing  (x) for at least 30 days or (y) since this Annex was  executed or (ii) a
                           Required Ratings Downgrade Event has occurred and is continuing; otherwise, infinity.

                           "Threshold" means, with respect to Party B and any Valuation Date, infinity.

                  (C)      "Minimum Transfer Amount" means USD 100,000 with respect to Party A and Party B; provided,  however, that if the aggregate  Certificate  Principal Balance of the Certificates and the aggregate principal balance of the
                           Notes rated by S&P is at the time of any transfer less than USD 50,000,000,  the "Minimum  Transfer  Amount"
                           shall be USD 50,000.

                  (D)      Rounding:  The Delivery Amount will be rounded up to the nearest integral multiple of USD 10,000. The Return
                           Amount will be rounded down to the nearest integral multiple of USD 10,000.

(c)      Valuation and Timing.

         (i)      "Valuation Agent" means Party A.

         (ii)     "Valuation  Date" means each Local  Business Day on which any of the S&P Credit  Support  Amount,  the Moody's  First
                  Trigger Credit Support Amount or the Moody's Second Trigger Credit Support Amount is greater than zero.

         (iii)    "Valuation  Time"  means  the  close  of  business  in the city of the  Valuation  Agent on the  Local  Business  Day immediately  preceding the Valuation Date or date of calculation,  as applicable;  provided that the  calculations of
                  Value and Exposure will be made as of  approximately  the same time on the same date. The Valuation Agent will notify each  party  (or the  other  party,  if the  Valuation  Agent is a party)  of its  calculations  not  later  than the
                  Notification  Time on the  applicable  Valuation  Date (or in the case of  Paragraph  6(d),  the Local  Business  Day following the day on which such relevant calculations are performed)."

         (iv)     "Notification Time" means 11:00 a.m., New York time, on a Local Business Day.

         (v)      External  Calculations.  At any time at which Party A (or, to the extent  applicable,  its Credit  Support  Provider)
                  does not have a long-term  unsubordinated  and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall  (at its own  expense)  obtain  external  calculations  of  Party  B's  Exposure  from at least  two  Reference
                  Market-makers  on the last Local Business Day of each calendar  month.  Any  determination  of the S&P Credit Support
                  Amount shall be based on the greatest of Party B's Exposure  determined  by the  Valuation  Agent and such  Reference
                  Market-makers.  Such external  calculation  may not be obtained from the same Reference  Market-maker  more than four times in any 12-month period.

         (vi)     Notice to S&P. At any time at which Party A (or, to the extent  applicable,  its Credit  Support  Provider)  does not have a long-term  unsubordinated  and unsecured  debt rating of at least "BBB+" from S&P, the  Valuation  Agent shall provide to S&P not later than the  Notification  Time on the Local  Business Day following  each  Valuation  Date its calculations  of Party B's Exposure and the S&P Value of any Eligible  Credit  Support or Posted  Credit  Support for
                  that Valuation Date.  The Valuation Agent shall also provide to S&P any external marks of Party B's Exposure.

(d)      Conditions  Precedent  and Secured  Party's  Rights and  Remedies.  The  following  Termination  Events  will be a  "Specified
         Condition" for the party specified  (that party being the Affected Party if the Termination  Event occurs with respect to that party):  With respect to Party A and Party B: None.

(e)      Substitution.

         (i)      "Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

         (ii)     Consent.  If  specified  here as  applicable,  then the  Pledgor  must  obtain the  Secured  Party's  consent for any substitution pursuant to Paragraph 4(d):  Inapplicable.

(f)      Dispute Resolution.

         (i)      "Resolution  Time" means 1:00 p.m. New York time on the Local  Business Day following the date on which the notice of the dispute is given under Paragraph 5.

         (ii)     Value.  Notwithstanding  anything to the contrary in Paragraph 12, for the purpose of  Paragraphs  5(i)(C) and 5(ii), the S&P Value,  Moody's First Trigger Value,  and Moody's Second Trigger Value,  on any date, of Eligible  Collateral other than Cash will be calculated as follows:

                  For Eligible Collateral in the form of securities listed in Paragraph  13(b)(ii):  the product of (1)(x) the bid-side quotation at the  Valuation  Time for such  securities on the principal  national  securities  exchange on which such securities are listed,  or (y) if such securities are not listed on a national  securities  exchange,  the arithmetic mean of the bid-side  quotations  for such  securities  quoted at the Valuation  Time by any three  principal  market makers for such  securities  selected by the  Valuation  Agent,  provided  that if only two bid-side  quotations  are obtained,  then the arithmetic mean of such two bid-side  quotations will be used, and if only one bid-side quotation is obtained,  such  quotation  shall be used, or (z) if no such bid price is listed or quoted for such date,  the bid price listed or quoted (as the case may be) at the Valuation  Time for the day next preceding such date on which such prices were available and (2) the applicable Valuation Percentage for such Eligible Collateral.

         (iii)    Alternative.  The provisions of Paragraph 5 will apply.

(g)      Holding and Using Posted Collateral.

         (i)      Eligibility  to Hold  Posted  Collateral;  Custodians.  Party B (or its  Custodian)  will be  entitled to hold Posted
                  Collateral pursuant to Paragraph 6(b), provided that the following conditions applicable to it are satisfied:

                  (1)      it is not a Defaulting Party.

                  (2)      Posted  Collateral  consisting  of Cash or  certificated  securities  that  cannot be paid or  delivered  by book-entry may be held only in any state of the United States which has adopted the Uniform Commercial Code.

                  (3)      in the case of any Custodian for Party B, such Custodian (or, to the extent  applicable,  its parent company or credit support provider) shall then have a short-term  unsecured and unsubordinated  debt rating from S&P of at least "A-1".

                  Initially,  the Custodian for Party B is: U.S. Bank National Association,  not in its individual capacity, but solely as the Supplemental Interest Trust Trustee.

         (ii)     Use of Posted  Collateral.  The  provisions  of Paragraph  6(c) will not apply to Party B, and Party B shall not have any right to use Posted Collateral or take any action specified in such Paragraph 6(c).

(h)      Distributions and Interest Amount.

         (i)      Interest Rate. The "Interest Rate" will be the actual  interest rate earned on Posted  Collateral in the form of Cash that is held by Party B or its Custodian.  Posted  Collateral in the form of Cash shall be invested in such overnight
                  (or redeemable within two Local Business Days of demand)  Permitted  Investments rated at least (x) AAAm or AAAm-G by
                  S&P and (y)  Prime-1 by Moody's or Aaa by Moody's,  as  directed by Party A. Gains and losses  incurred in respect of any investment of Posted Collateral in the form of Cash in Permitted  Investments as directed by Party A shall be for the account of Party A.

         (ii)     Amendment of Paragraph  6(d)(i) –  Distributions.  Clause (d)(i) of Paragraph 6 shall be amended and restated to read in its entirety as follows:

                  "(i)  Distributions.  If Party B receives  Distributions  on a Local  Business  Day, it will  Transfer to Party A not later than the following Local Business Day any  Distributions it receives,  and such  Distributions  will constitute
                  Posted Collateral and will be subject to the security interest granted under Paragraph 2.  "

         (iii)    Amendment of Paragraph  6(d)(ii) – Interest  Amount.  Clause  (d)(ii) of Paragraph 6 shall be amended and restated to read in its entirety as follows:

                  "(ii)  Interest  Amount.  In lieu of any  interest,  dividends or other  amounts paid with respect to Posted
                  Collateral in the form of Cash (all of which may be retained by the Secured  Party),  the Secured Party will
                  Transfer to the Pledgor on the 20th day of each calendar  month (or if such day is not a Local Business Day, the next Local Business Day) the Interest  Amount.  Any Interest  Amount or portion  thereof not Transferred pursuant to this Paragraph will constitute  Posted Collateral in the form of Cash and will be subject to the security  interest  granted under Paragraph 2. For purposes of calculating the Interest Amount the amount of interest  calculated for each day of the interest period shall be compounded  monthly."  Secured Party shall not be obligated to transfer any Interest Amount unless and until it has received such amount.

(i)      Additional Representation(s).  There are no additional representations by either party.

(j)      Other Eligible Support and Other Posted Support.

         (i)      "Value" with respect to Other Eligible Support and Other Posted Support means: not applicable.

         (ii)     "Transfer" with respect to Other Eligible Support and Other Posted Support means: not applicable.

(k)      Demands and Notices.All  demands,  specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement,  except that any demand,  specification or notice shall be given to or made at the following addresses,  or at such other address as the relevant  party may from time to time  designate by giving notice (in  accordance  with the terms of this paragraph) to the other party:

         If to Party A, at the address specified pursuant to the Notices Section of this Agreement.

         If to Party B, at the address specified pursuant to the Notices Section of this Agreement.

         If to Party B's Custodian:  at the address designated in writing from time to time.

(l)      Address for Transfers.  Each Transfer  hereunder shall be made to the address  specified  below or to an address  specified in writing from time to time by the party to which such Transfer will be made.

         Party A account details for holding collateral:

                  Citibank, N.A., New York
                  ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                  Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                  Sub-account  Number: 102-04654-1-3
                  Attention: Derivatives Department

         Party B's Custodian account details for holding collateral:

                  U.S. Bank National Association
                  ABA Number: 091000022
                  Account Number: 173103322058
                  Reference: RASC 2007-EMX1
                  OBI: Attention: John Thomas
                  Ref Acct No: 111550002

(m)      Other Provisions.

         (i)      Collateral  Account.  Party B shall open and maintain a segregated account,  which shall be an Eligible Account,  and hold, record and identify all Posted Collateral in such segregated account.

         (ii)     Agreement as to Single  Secured  Party and Single  Pledgor.  Party A and Party B hereby  agree that,  notwithstanding anything to the contrary in this Annex,  (a) the term  "Secured  Party" as used in this Annex means only Party B, (b)
                  the term  "Pledgor"  as used in this  Annex  means  only  Party A, (c) only  Party A makes  the  pledge  and grant in
                  Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

         (iii)    Calculation  of Value.  Paragraph  4(c) is hereby  amended by deleting the word "Value" and inserting in lieu thereof
                  "S&P Value, Moody's First Trigger Value,  Moody's Second Trigger Value".  Paragraph 4(d)(ii) is hereby amended by (A)
                  deleting the words "a Value" and inserting in lieu thereof "an S&P Value,  Moody's First Trigger  Value,  and Moody's
                  Second Trigger Value" and (B) deleting the words "the Value" and inserting in lieu thereof "S&P Value,  Moody's First
                  Trigger  Value,  and Moody's Second Trigger  Value".  Paragraph 5 (flush  language) is hereby amended by deleting the word "Value" and  inserting in lieu thereof "S&P Value,  Moody's  First  Trigger  Value,  or Moody's  Second  Trigger
                  Value".  Paragraph  5(i) (flush  language)  is hereby  amended by deleting  the word  "Value" and  inserting  in lieu thereof "S&P Value,  Moody's First Trigger  Value,  and Moody's Second Trigger  Value".  Paragraph  5(i)(C) is hereby amended by  deleting  the word "the  Value,  if" and  inserting  in lieu  thereof  "any one or more of the S&P Value,
                  Moody's First Trigger Value,  or Moody's Second Trigger Value,  as may be".  Paragraph 5(ii) is hereby amended by (1)
                  deleting  the first  instance  of the words "the Value" and  inserting  in lieu  thereof  "any one or more of the S&P
                  Value,  Moody's First Trigger Value,  or Moody's  Second  Trigger Value" and (2) deleting the second  instance of the words "the Value" and inserting in lieu thereof "such  disputed S&P Value,  Moody's First Trigger  Value,  or Moody's
                  Second  Trigger  Value".  Each of Paragraph  8(b)(iv)(B)  and Paragraph  11(a) is hereby amended by deleting the word
                  "Value" and  inserting in lieu thereof  "least of the S&P Value,  Moody's  First Trigger  Value,  and Moody's  Second
                  Trigger Value".

         (iv)     Form of Annex.  Party A and Party B hereby agree that the text of Paragraphs 1 through 12,  inclusive,  of this Annex is intended to be the printed form of ISDA Credit  Support Annex  (Bilateral  Form - ISDA  Agreements  Subject to New
                  York Law Only version) as published and copyrighted in 1994 by the International  Swaps and Derivatives  Association,
                  Inc.

         (v)      Events of Default.  Clause (iii) of Paragraph 7 shall not apply to Party B.

         (vi)     Expenses.  Notwithstanding  anything to the contrary in Paragraph 10, the Pledgor will be  responsible  for, and will reimburse  the Secured  Party for, all transfer and other taxes and other costs  involved in any Transfer of Eligible
                  Collateral.

         (vii)    Withholding.  Paragraph  6(d)(ii) is hereby  amended by  inserting  immediately  after "the  Interest  Amount" in the fourth line thereof  the words "less any applicable withholding taxes."

         (ix)     Additional Definitions.  As used in this Annex:

                  "Collateral Event" means that no Relevant Entity has credit ratings at least equal to the Approved Ratings Threshold.

                  "DV01"  means,  with respect to a Transaction  and any date of  determination,  the  estimated  change in the Secured
                  Party's Transaction  Exposure with respect to such Transaction that would result from a one basis point change in the relevant  swap  curve on such  date,  as  determined  by the  Valuation  Agent in good  faith  and in a  commercially reasonable  manner.  The Valuation  Agent shall,  upon request of Party B, provide to Party B a statement  showing in reasonable detail such calculation.

                  "Exposure" has the meaning  specified in Paragraph 12, except that after the word  "Agreement" the words  "(assuming, for this purpose only, that Part 1(f) of the Schedule is deleted)" shall be inserted.

                   "Local Business Day" means,  for purposes of this Annex: any day on which (A) commercial banks are open for business
                  (including  dealings in foreign  exchange  and foreign  currency  deposits)  in New York and the location of Party A,
                  Party B and any Custodian,  and (B) in relation to a Transfer of Eligible Collateral,  any day on which the clearance system agreed  between the parties for the delivery of Eligible  Collateral is open for  acceptance  and execution of settlement  instructions  (or in the case of a Transfer of Cash or other  Eligible  Collateral  for which delivery is contemplated  by other means a day on which  commercial  banks are open for business  (including  dealings in foreign exchange and foreign deposits) in New York and the location of Party A, Party B and any Custodian.

                  "Moody's First Trigger Credit Support Amount" means, for any Valuation Date, the excess, if any, of

                  (I)      (A)      for any  Valuation  Date on which (I) a Moody's  First  Trigger  Ratings Event has occurred and has been  continuing  (x) for at least 30 Local  Business Days or (y) since this Annex was executed and
                                    (II) it is not the  case  that a  Moody's  Second  Trigger  Ratings  Event  has  occurred  and been continuing  for at least 30 Local Business Days, an amount equal to the greater of (a) zero and (b)
                                    the sum of (i) the Secured  Party's  Exposure  for such  Valuation  Date and (ii) the sum, for each
                                    Transaction  to which this Annex  relates,  of the lesser of (x) the product of the  Moody's  First
                                    Trigger DV01  Multiplier and DV01 for such  Transaction and such Valuation Date and (y) the product of (i) Moody's First  Trigger  Notional  Amount  Multiplier  and (ii) the Notional  Amount for such
                                    Transaction  for the  Calculation  Period for such  Transaction  (each as  defined  in the  related
                                    Confirmation) which includes such Valuation Date, or

                           (B)      for any other Valuation Date, zero, over

                  (II)     the Threshold for Party A such Valuation Date.

                  "Moody's First Trigger DV01 Multiplier" means 15.

                  "Moody's First Trigger  Value" means,  on any date and with respect to any Eligible  Collateral  other than Cash, the bid price  obtained by the Valuation  Agent  multiplied by the Moody's First Trigger  Valuation  Percentage  for such
                  Eligible Collateral set forth in Paragraph 13(b)(ii).

                  "Moody's First Trigger Notional Amount Multiplier" means 2%.

                   "Moody's Second Trigger Credit Support Amount" means, for any Valuation Date, the excess, if any, of

                  (I)      (A)      for any  Valuation  Date on which it is the case that a Moody's  Second  Trigger  Ratings Event has occurred and been  continuing  for at least 30 Local Business Days, an amount equal to the greatest of (a) zero,  (b) the  aggregate  amount of the next  payment  due to be paid by Party A under each
                                    Transaction to which this Annex relates,  and (c) the sum of (x) the Secured  Party's  Exposure for
                                    such Valuation Date and (y) the sum, for each Transaction to which this Annex relates, of:

                                    (1)     if such Transaction is not a  Transaction-Specific  Hedge, the lesser of (i) the product of the  Moody's  Second  Trigger  DV01  Multiplier  and  DV01 for  such  Transaction  and such
                                            Valuation  Date and (ii) the  product of (1) the Moody's  Second  Trigger  Notional  Amount
                                            Multiplier and (2) the Notional  Amount for such  Transaction  for the  Calculation  Period for such  Transaction  (each as defined in the related  Confirmation)  which  includes such
                                            Valuation Date; or

                                    (2)     if such Transaction is a  Transaction-Specific  Hedge, the lesser of (i) the product of the
                                            Moody's  Second  Trigger  Transaction-Specific  Hedge  DV01  Multiplier  and  DV01 for such
                                            Transaction  and  such  Valuation  Date  and (ii) the  product  of (1) the  Moody's  Second
                                            Trigger  Transaction-Specific  Hedge Notional Amount Multiplier and (2) the Notional Amount
                                            for such Transaction for the Calculation  Period for such  Transaction  (each as defined in the related Confirmation) which includes such Valuation Date; or

                           (B)      for any other Valuation Date, zero, over

                  (II)     the Threshold for Party A for such Valuation Date.

                  "Moody's Second Trigger DV01 Multiplier" means 50.

                  "Moody's Second Trigger Notional Amount Multiplier" means 8%.

                  "Moody's Second Trigger Transaction-Specific Hedge DV01 Multiplier" means 65.

                  "Moody's Second Trigger Transaction-Specific Hedge Notional Amount Multiplier" means 10%.

                  "Moody's  Second Trigger Value" means, on any date and with respect to any Eligible  Collateral  other than Cash, the bid price obtained by the Valuation  Agent  multiplied by the Moody's Second  Trigger  Valuation  Percentage for such
                  Eligible Collateral set forth in Paragraph 13(b)(ii).

                  "Remaining  Weighted Average Maturity" means,  with respect to a Transaction,  the expected weighted average maturity for such Transaction as determined by the Valuation Agent.

                  "S&P Credit Support Amount" means, for any Valuation Date, the excess, if any, of

                  (I)      (A)      for any Valuation Date on which (i) an S&P Approved  Ratings  Downgrade Event has occurred and been continuing for at least 30 days or (ii) a S&P Required Ratings  Downgrade Event has occurred and is continuing,  an amount  equal to the sum of (1) 100.0% of the  Secured  Party's  Exposure  for such
                                    Valuation Date and (2) the sum, for each  Transaction  to which this Annex relates,  of the product of (i) the Volatility  Buffer for such Transaction and (ii) the Notional Amount of such Transaction for the Calculation Period of such Transaction (each as defined in the related  Confirmation) which includes such Valuation Date, or

                           (B)      for any other Valuation Date, zero, over

                  (II)     the Threshold for Party A for such Valuation Date.

                  "S&P Value" means,  on any date and with respect to any Eligible  Collateral  other than Cash, the product of (A) the bid price obtained by the Valuation Agent for such Eligible Collateral and (B) the S&P Valuation  Percentage for such
                  Eligible Collateral set forth in paragraph 13(b)(ii).

                  "Transaction  Exposure"  means,  for any  Transaction,  Exposure  determined  as if such  Transaction  were  the only
                  Transaction between the Secured Party and the Pledgor.

                  "Transaction-Specific  Hedge"  means any  Transaction  that is (i) an interest  rate swap in respect of which (x) the notional  amount of the interest rate swap is "balance  guaranteed"  or (y) the notional  amount of the interest rate swap for any Calculation  Period (as defined in the related  Confirmation)  otherwise is not a specific dollar amount that is fixed at the inception of the  Transaction,  (ii) an interest rate cap,  (iii) an interest rate floor or (iv)
                  an interest rate swaption.

                  "Valuation  Percentage"  shall mean,  for purposes of  determining  the S&P Value,  Moody's First Trigger  Value,  or
                  Moody's  Second  Trigger  Value with respect to any Eligible  Collateral or Posted  Collateral,  the  applicable  S&P
                  Valuation Percentage,  Moody's First Trigger Valuation Percentage, or Moody's Second Trigger Valuation Percentage for
                  such Eligible Collateral or Posted Collateral, respectively, in each case as set forth in Paragraph 13(b)(ii).

                  "Value" shall mean, in respect of any date, the related S&P Value,  the related Moody's First Trigger Value,  and the related Moody's Second Trigger Value.

                  "Volatility Buffer" means, for any Transaction, the related percentage set forth in the following table.

                  ___________________________________________________________________________________________
                  The higher of  the S&P         Remaining      Remaining       Remaining       Remaining
                  credit rating of (i) Party     Weighted        Weighted        Weighted        Weighted
                  A and (ii) the Credit           Average        Average         Average         Average
                  Support Provider of            Maturity        Maturity        Maturity        Maturity
                  Party A, if applicable       up to 3 years  up to 5 years   up to 10 years  up to 30 years
                  ___________________________________________________________________________________________
                  "A-2" or higher                  2.75%          3.25%           4.00%           4.75%
                  ___________________________________________________________________________________________
                  "A-3"                            3.25%          4.00%           5.00%           6.25%
                  ___________________________________________________________________________________________
                  "BB+" or lower                   3.50%          4.50%           6.75%           7.50%
                  ___________________________________________________________________________________________

                                           [Remainder of this page intentionally left blank]

         IN WITNESS  WHEREOF,  the parties have  executed  this Annex by their duly  authorized  representatives  as of the date of the
Agreement.

BEAR STEARNS FINANCIAL PRODUCTS INC.                         U.S.  BANK  NATIONAL  ASSOCIATION,  NOT IN  ITS  INDIVIDUAL
                                                             CAPACITY,  BUT SOLELY AS THE  SUPPLEMENTAL  INTEREST  TRUST
                                                             TRUSTEE ON BEHALF OF THE  SUPPLEMENTAL  INTEREST TRUST WITH
                                                             RESPECT  TO  RASC  SERIES  2007-EMX1  TRUST,   HOME  EQUITY
                                                             MORTGAGE  ASSET-BACKED  PASS-THROUGH  CERTIFICATES,  SERIES
                                                             2007-EMX1
By:   _____________________________                          By: _________________________________________
      Name                                                         Name:
      Title:                                                       Title:
      Date:                                                        Date:

                                                              SCHEDULE A

                                                          ELIGIBLE COLLATERAL

                                                                                           Moody's            Moody's
   ISDA Collateral Asset                                                 S&P            First Trigger     Second Trigger
     Definition (ICAD)                                                Valuation           Valuation          Valuation
           Code                Remaining Maturity in Years            Percentage          Percentage        Percentage
___________________________________________________________________________________________________________________________
   (A)  US-CASH                            N/A                           100%                100%              100%
   (B)  EU-CASH                            N/A                          92.5%                98%                94%
   (C)  GB-CASH                            N/A                          94.1%                98%                95%
   (D)  US-TBILL
        US-TNOTE
        US-TBOND
                                        1 or less                       98.9%                100%              100%
                             More than 1 but not more than 2            98.0%                100%               99%
                             More than 2 but not more than 3            97.4%                100%               98%
                             More than 3 but not more than 5            95.5%                100%               97%
                             More than 5 but not more than 7            93.7%                100%               96%
                             More than 7 but not more than 10           92.5%                100%               94%
                            More than 10 but not more than 20           91.1%                100%               90%
                                       More than 20                     88.6%                100%               88%
   (E)  US-GNMA
        US-FNMA
        US-FHLMC
                                        1 or less                       98.5%                100%               99%
                             More than 1 but not more than 2            97.7%                100%               99%
                             More than 2 but not more than 3            97.3%                100%               98%
                             More than 3 but not more than 5            94.5%                100%               96%
                             More than 5 but not more than 7            93.1%                100%               93%
                             More than 7 but not more than 10           90.7%                100%               93%
                            More than 10 but not more than 20           87.7%                100%               89%
                                       More than 20                     84.4%                100%               87%

                                                                                         Rated Aa3 or
   (F) Fixed-Rate                                                Rated AAA or better      better by        Rated Aa3 or
        GA-EUROZONE-GOV                                                 by S&P             Moody's       better by Moody's
                                        1 or less                       98.8%                98%                94%
                             More than 1 but not more than 2            97.9%                98%                93%
                             More than 2 but not more than 3            97.1%                98%                92%
                             More than 3 but not more than 5            91.2%                98%                90%
                             More than 5 but not more than 7            87.5%                98%                89%
                             More than 7 but not more than 10           83.8%                98%                88%
                            More than 10 but not more than 20           75.5%                98%                84%

         The ISDA Collateral  Asset  Definition  (ICAD) Codes used in this Schedule A are taken from the Collateral  Asset  Definitions
         (First Edition – June 2003) as published and copyrighted in 2003 by the International Swaps and Derivatives Association, Inc.